Exhibit 99.1
FOR IMMEDIATE RELEASE
PRIMUS GUARANTY, LTD. REPORTS FIRST QUARTER 2011
GAAP NET INCOME AVAILABLE TO COMMON SHARES OF $84.7 MILLION
AND
ECONOMIC RESULTS OF $8.7 MILLION
Hamilton, Bermuda — May 12 2011 — Primus Guaranty, Ltd. (“Primus Guaranty” or “the Company”) (NYSE:PRS) today announced its financial results for the first quarter ended March 31, 2011.
•
GAAP net income available to common shares for the first quarter 2011 was $84.7 million, or $2.21 per diluted share, compared with GAAP net income available to common shares of $86.5 million, or $2.15 per diluted share, for the first quarter 2010. GAAP net income available to common shares for the first quarter 2011 was driven by a net unrealized mark-to-market gain of $82.7 million on Primus Financial Products, LLC (“Primus Financial”)’s consolidated credit swap portfolio.

•
Economic Results for the first quarter 2011 were $8.7 million, or $0.23 per diluted share, compared with an Economic Results loss of $40.9 million, or $1.01 per diluted share, for the first quarter 2010. Economic Results for the first quarter 2011 was primarily a result of premium revenue of $11.2 million, gains on retirement of debt of $2.8 million, offset by net operating costs of $4.3 million.

•	Economic Results book value per common share was $7.53 at March 31, 2011, compared with Economic Results book value per common share of $7.31 at December 31, 2010.
•	At March 31, 2011, the notional principal of Primus Financial’s consolidated credit swap portfolio totaled $9.6 billion.
Earnings
A copy of this press release and the financial supplement, including additional credit swap portfolio and historical data, is available in the Investor Relations section of the Company’s Web site at www.primusguaranty.com. Also available on the Web site is a letter dated May 12, 2011 to the shareholders from Richard Claiden, Chief Executive Officer.
Economic Results
In managing its business and assessing its profitability from a strategic and financial planning perspective, the Company believes it is appropriate to consider both its U.S. GAAP net income (loss) available to common shares as well as certain non-GAAP financial measures called “Economic Results”. We define Economic Results as GAAP net income (loss) available to common shares, adjusted as follows:
•	Unrealized gains (losses) on credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;

•	Realized gains from early termination of credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;
•
Realized gains from early termination of credit swaps sold by Primus Financial are amortized over the period that would have been the remaining life of the credit swap. The amortized gain is included in Economic Results;

•	A provision for credit default swaps on asset-backed securities (“CDS on ABS”) credit events is included in Economic Results; and
•	A reduction in provision for CDS on ABS credit events upon termination of credit swaps is included in Economic Results.
The Company believes that quarterly fluctuations in the fair market value of Primus Financial’s consolidated credit swap portfolio have little or no effect on the Company’s business operations and that Economic Results provides a useful, alternative view of the Company’s economic performance.
About Primus Guaranty
Primus Guaranty, Ltd. is a Bermuda company with offices in New York. Through its subsidiary, Primus Financial Products, LLC (“Primus Financial”), the Company provides protection against the risk of default on primarily investment grade corporate and sovereign reference entities.
Forward-Looking Statements
Some of the statements included in this press release and other statements Primus Guaranty may make, particularly those anticipating future financial performance, business prospects, growth and operating strategies, market performance, valuations and similar matters, are forward-looking statements that involve a number of assumptions, risks and uncertainties, which change over time. Any such statements speak only as of the date they are made, and Primus Guaranty assumes no duty to, and does not undertake to, update any forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. For a discussion of the factors that could affect the Company’s actual results please refer to the risk factors identified from time to time in the Company’s SEC reports, including, but not limited to, Primus Guaranty’s Annual Report on Form 10-K, as filed with the U.S. Securities and Exchange Commission.

Primus Guaranty, Ltd.
Condensed Consolidated Statements of Financial Condition (Unaudited)
(in thousands except share amounts)

	March 31,	December 31,
	2011	2010

Assets
Cash and cash equivalents	$63,021	$177,736
Investments (includes $381,585 and $288,815 at fair value as of March 31, 2011 and December 31, 2010, respectively)	381,756	288,985
Restricted cash and investments	140,228	138,540
Accrued interest and premiums	6,935	5,860
Unrealized gain on credit swaps, at fair value	3,259	2,006
Debt issuance costs, net	3,856	4,072
Other assets (includes $10,947 and 11,559 at fair value as of March 31, 2011 and December 31, 2010, respectively)	19,141	17,660

Total assets	$618,196	$634,859

Liabilities and Equity (deficit)
Liabilities
Accounts payable and accrued expenses	$4,498	$8,701
Unrealized loss on credit swaps, at fair value	313,679	395,164
Payable for credit events	2,963	3,447
Long-term debt	203,091	215,828
Restructuring liabilities	506	3,729
Other liabilities	7,670	6,025

Total liabilities	532,407	632,894

Equity (deficit)
Common shares, $0.08 par value, 62,500,000 shares authorized, 37,996,854 and 38,078,790 shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	3,040	3,046
Additional paid-in capital	274,687	275,453
Accumulated other comprehensive income	3,229	3,333
Retained earnings (deficit)	(288,269)	(372,969)

Total shareholders’ equity (deficit) of Primus Guaranty, Ltd	(7,313)	(91,137)
Preferred securities of subsidiary	93,102	93,102

Total equity (deficit)	85,789	1,965

Total liabilities and equity (deficit)	$618,196	$634,859

Primus Guaranty, Ltd.
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands except per share amounts)

	Three Months Ended
	March 31,
	2011	2010
Revenues
Net credit swap revenue	$86,098	$87,530
Interest income	2,611	2,699
Gain on retirement of long-term debt	2,760	4,757
Other income	297	183

Total revenues	91,766	95,169

Expenses
Compensation and employee benefits	2,122	4,580
Professional and legal fees	822	1,485
Interest expense	1,567	1,869
Other	1,316	1,723

Total expenses	5,827	9,657

Income from continuing operations before provision (benefit) for income taxes	85,939	85,512
Provision (benefit) for income taxes	10	140

Income from continuing operations, net of tax	85,929	85,372
Income (loss) from discontinued operations, net of tax	(270)	91,551

Net income	85,659	176,923
Less:
Distributions on preferred securities of subsidiary	959	988
Net income from discontinued operations attributable to non-parent interests in CLOs	—	89,413

Net income available to common shares	$84,700	$86,522

Income per common share:
Basic:
Income from continuing operations	$2.23	$2.18
Income (loss) from discontinued operations	$(0.01)	$0.06

Net income available to common shares	$2.22	$2.24

Diluted:
Income from continuing operations	$2.21	$2.09
Income (loss) from discontinued operations	$(0.00)	$0.06

Net income available to common shares	$2.21	$2.15

Weighted average common shares outstanding:
Basic	38,124	38,686
Diluted	38,376	40,280

Primus Guaranty, Ltd.
Regulation G and Other Disclosure
Economic Results
March 31, 2011
(Unaudited)
In managing its business and assessing its profitability from a strategic and financial planning perspective, the Company believes it is appropriate to consider both its U.S. GAAP net income (loss) available to common shares as well as certain non-GAAP financial measures called “Economic Results”. We define Economic Results as GAAP net income (loss) available to common shares, adjusted as follows:
☐	Unrealized gains (losses) on credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;

☐	Realized gains from early termination of credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;

☐
Realized gains from early termination of credit swaps sold by Primus Financial are amortized over the period that would have been the remaining life of the credit swap. The amortized gain is included in Economic Results;

☐	A provision for CDS on ABS credit events is included in Economic Results; and

☐	A reduction in provision for CDS on ABS credit events upon termination of credit swaps is included in Economic Results.
The Company believes that quarterly fluctuations in the fair market value of Primus Financial’s consolidated credit swap portfolio have little or no effect on the Company’s business operations and that Economic Results provides a useful, alternative view of the Company’s economic performance.
Economic Results per GAAP Diluted Share
(in 000’s except per share amounts)

	Three Months Ended
	March 31,
	2011	2010
GAAP Net income (loss) available to common shares	$84,700	$86,522
Adjustments:
Change in unrealized fair value of credit swaps sold (gain) loss by Primus Financial	(82,738)	(127,136)
Amortization of realized gains from the early termination of credit swaps sold by Primus Financial	39	294
Provision for CDS on ABS credit events	(1,143)	(2,374)
Reduction in provision for CDS on ABS credit events upon termination of credit swaps	7,858	1,819

Economic Results	$8,716	$(40,875)

Economic Results earnings (loss) per GAAP diluted share	$0.23	$(1.01)
Economic Results weighted average common shares — GAAP diluted	38,376	40,280
Economic Results Book Value per Share

	March 31,	December 31,
	2011	2010

GAAP Shareholders’ equity (deficit) of Primus Guaranty, Ltd.	$(7,313)	$(91,137)
Adjustments:
Accumulated other comprehensive (income) loss	(3,229)	(3,333)
Unrealized fair value of credit swaps sold (gain) loss by Primus Financial	310,420	393,158
Realized gains from early termination of credit swaps sold by Primus Financial	(33,574)	(33,574)
Amortized realized gains from the early termination of credit swaps sold by Primus Financial	33,482	33,443
Provision for CDS on ABS credit events	(69,934)	(68,791)
Reduction in provision for CDS on ABS credit events upon termination of credit swaps	56,433	48,575

Economic Results Shareholders’ Equity	$286,285	$278,341

Economic Results book value per share issued and outstanding	$7.53	$7.31

GAAP book value per share issued and outstanding	$(0.19)	$(2.39)

Common shares issued and outstanding	37,997	38,079

Primus Guaranty, Ltd.
GAAP Net Credit Swap Revenue
March 31, 2011
(Unaudited)

GAAP Net Credit Swap Revenue

	Three Months Ended
	March 31,
(in 000’s)	2011	2010
Net credit swap revenue components
Credit swaps sold — single name (Primus Financial)
Net premium income	$7,580	$12,566
Realized gains	—	—
Realized losses	—	(19,223)
Change in unrealized gains/(losses)	17,555	36,050
Credit swaps sold — tranches (Primus Financial)
Net premium income	3,529	3,803
Realized gains	—
Realized losses	—	(35,000)
Change in unrealized gains/(losses)	58,118	89,398
Credit swaps undertaken to offset credit risk (Primus Financial)
Net premium income (expense)	—	—
Net realized gains (losses)	47	—
Change in unrealized gains/(losses)	(59)	(299)
Credit swaps sold — ABS (Primus Financial)
Net premium income	62	67
Realized gains	—	—
Realized losses	(7,858)	(1,819)
Change in unrealized gains/(losses)	7,124	1,987

Net credit swap revenue	$86,098	$87,530